SCHEDULE 14A INFORMATION
                Proxy  Statement Pursuant to Section 14(a)
                  of the Securities Exchange Age of 1934



Filed by the Registrant       /X/

Filed by a Party other than the Registrant

Check the appropriate box:

/ /  Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(6)(2)

/x/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                         ABRAMS INDUSTRIES, INC.
         ------------------------------------------------
         (Name of Registrant as Specified in Its Charter)


            ------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(1)(4) and 0-11.

/ / (1) Title of each class of securities to which transaction applies:

     ----------------------------------------------------------

     (2) Aggregate number of class of securities to which transaction applies:

     ----------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ----------------------------------------------------------

                          ABRAMS INDUSTRIES, INC.
                             ATLANTA, GEORGIA

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 19, 1998


       The annual meeting of shareholders of ABRAMS INDUSTRIES, INC. (the "Company") will be held on Wednesday, August 19, 1998, at 4:00 P.M., Atlanta time, at the Corporate Headquarters, 1945 The Exchange, Suite 300, Atlanta, Georgia, for the purpose of considering and voting upon the following:

          (1) The election of nine Directors to constitute the Board of Directors until the next annual meeting and until their successors are elected and qualified.

          (2) Such other matters as may properly come before the meeting or any and all adjournments thereof.

          The Board of Directors has fixed the close of business on July 9, 1998, as the record date for the determination of the shareholders who will be entitled to notice of, and to vote at, this meeting or any and all adjournments thereof.


                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            Joseph H. Rubin
                                            CHIEF EXECUTIVE OFFICER


Atlanta, Georgia
July 17, 1998


                    IMPORTANT - YOUR PROXY IS ENCLOSED.
          PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY PROMPTLY.
                     NO POSTAGE IS REQUIRED IF MAILED
          IN THE UNITED STATES IN THE ACCOMPANYING ENVELOPE.

                          ABRAMS INDUSTRIES, INC.

                             EXECUTIVE OFFICES

                             1945 THE EXCHANGE
                                 SUITE 300
                         ATLANTA, GEORGIA  30339

                              PROXY STATEMENT

          The following information is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for the annual meeting of shareholders to be held on Wednesday, August 19, 1998, at 4:00 P.M., Atlanta time, at the Corporate Headquarters, 1945 The Exchange, Suite 300, Atlanta, Georgia. A copy of the Company's annual report for the fiscal year ended April 30, 1998, and a proxy for use at the meeting are enclosed with this proxy statement. This proxy statement and the enclosed proxy were first mailed to shareholders on or about July 17, 1998.

                         GENERAL INFORMATION

          Any proxy given pursuant to this solicitation may be revoked, without compliance with any other formalities, by any shareholder who attends the meeting and gives oral notice of his or her election to vote in person. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the President of the Company a notice of revocation or a duly executed proxy for the same shares bearing a later date. All proxies of shareholders solicited by the Company which are properly executed and received by the President of the Company prior to the meeting, and which are not revoked, will be voted at the meeting. The shares represented by such proxies will be voted in accordance with the instructions thereon, and unless specifically instructed to vote otherwise, the individuals named in the enclosed proxy will vote to elect all the nominees as set forth in this proxy statement. Abstentions and broker non-votes will be included in determining whether a quorum is present at the Annual Meeting, but will otherwise have no effect on the election of the nominees for Director. For purposes of determining approval of a matter presented at the meeting other than the election of directors, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter. A system administered by the Company's transfer agent will tabulate the votes cast.

          The cost of soliciting proxies is paid by the Company. Copies of solicitation material may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of the Company's common stock, $1.00 par value per share (the "Common Stock"), and normal handling charges may be paid for such forwarding service. In addition to soliciting by mail, Directors and regular employees of the Company, at no additional compensation, may assist in soliciting proxies by telephone or other means.

          As of July 9, 1998, the record date for the annual meeting, there were 2,936,356 shares of Common Stock outstanding and entitled to vote. The holders of Common Stock, the only class of voting stock of the Company outstanding, are entitled to one vote per share.

                   NOMINATION AND ELECTION OF DIRECTORS

          The Board of Directors recommends the election of the nine (9) nominees listed below to constitute the entire Board to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. If, at the time of the annual meeting, any of such nominees should be unable to serve, the persons named in the proxy will vote for such substitutes or vote to reduce the number of Directors for the ensuing year as management recommends. Management has no reason to believe that any substitute nominee or nominees or reduction in the number of Directors for the ensuing year will be required. The affirmative vote of a plurality of the votes cast is required to elect the nominees.

          The Company's By-Laws contain an advance notice procedure for the nomination of candidates for election to the Board. Notice of proposed shareholder nominations for election of directors must be given to the Secretary of the Company not less than 60 days nor more than 90 days prior to the meeting at which directors are to be elected, unless the notice of meeting is given less than 60 days prior to the meeting, in which case the notice of nomination must be received not later than the 10th day following the day on which the notice of meeting was mailed to shareholders. The notice of nomination must contain information about each proposed nominee, including age, address, principal occupation, the number of shares of stock of the Company beneficially owned by such nominee and such other information as would be required to be disclosed under the Securities Exchange Act of 1934 (the "Exchange Act"), in connection with any acquisition of shares by such nominee or with the solicitation of proxies by such nominee for his election as a director. Information must also be disclosed by and about the shareholder proposing to nominate that person. The chairman of a shareholder meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

          All of the nominees are now Directors of the Company and have served continuously since their first election. The following information relating to: (1) age as of August 19, 1998; (2) directorships in other publicly-held companies; (3) positions with the Company; (4) principal employment; and (5) Common Stock owned beneficially as of April 30, 1998, has been furnished by the respective nominees. Except as otherwise indicated, each nominee has been or was engaged in his present or last principal employment, in the same or a similar position, for more than five years.

================================================================================================================
                                                                                               SHARES OF COMMON
                                                                                                 STOCK OWNED
                                   INFORMATION ABOUT NOMINEES                                    BENEFICIALLY
NAME                                    FOR DIRECTOR                                          (PERCENT OF CLASS)
----------------------------------------------------------------------------------------------------------------

Alan R. Abrams                   A Director of the Company since 1992, he                          500,100 <F1>
                                 has been President and Chief Operating                             (17.03%)
                                 Officer since May 1998. He served as Executive Vice
                                 President of the Company from August 1997 to
                                 May 1998.  From 1994 to May 1998, he served as
                                 President and Chief Executive Officer of
                                 Abrams Properties, Inc. Prior to that he served
                                 as Vice President of Abrams Properties, Inc.
                                 Mr. Abrams is 43.

                               2

Bernard W. Abrams                A Director of the Company since 1952,                             612,208 <F2>
                                 he has been Chairman Emeritus of the                               (20.85%)
                                 Executive Committee since May 1998.
                                 From 1995 to May 1998, he served as
                                 Chairman of the Executive Committee.
                                 Prior to that he served as Chairman of the
                                 Board of Directors and Chief Executive Officer.
                                 Mr. Abrams is 73.

Edward M. Abrams                 A Director of the Company since 1953,                             776,283 <F3>
                                 he has been Chairman of the Board of                               (26.44%)
                                 Directors since August 1995 and Chairman
                                 of the Executive Committee since May 1998.
                                 He served as Chief Executive Officer from
                                 1995 to August 1997. Prior to that he served as
                                 President and Treasurer of the Company.
                                 Mr. Abrams is 71.

J. Andrew Abrams                 A Director of the Company since 1992,                             500,000 <F4>
                                 he has been Executive Vice President                               (17.03%)
                                 since August 1997.  He also has served as
                                 Chief Executive Officer of Abrams Fixture
                                 Corporation since July 1997. From 1994 to
                                 July 1997, he served as Vice President of Abrams
                                 Fixture Corporation. Prior to that he served as
                                 Vice President of Abrams Properties, Inc.
                                 Mr. Abrams is 38.

Paula Lawton Bevington           A Director of the Company since 1992,                                  200*
                                 she is Chairman of Servidyne Systems, Inc.
                                 (mechanical engineering services company).
                                 Ms. Bevington is 60.

Donald W. MacLeod                A Director of the Company since 1984,                               2,500*
                                 he is Chairman of the Board of IRT
                                 Property Company (a real estate investment
                                 trust).  Mr. MacLeod is 73.

L. Anthony Montag                A Director of the Company since 1969,                               5,461* <F5>
                                 he is Chief Executive Officer of A. Montag
                                 & Associates, Inc. (investment counselors).
                                 Mr. Montag is 64.

                               3

Joseph H. Rubin                  A Director of the Company since 1983,                              13,859* <F6>
                                 he has been Chief Executive Officer since
                                 August 1997. From August 1995 to May 1998,
                                 he served as President and Chief Operating Officer.
                                 Prior to August 1995, he served as Executive Vice
                                 President, Chief Financial Officer and
                                 Secretary of the Company.  Mr. Rubin is 55.

Felker W. Ward, Jr.              A Director of the Company since 1992,                               2,103*
                                 he is Chairman of Pinnacle Investment
                                 Advisors, Inc. (investment advisory services)
                                 and President of Ward and Associates, Inc.
                                 (investment bankers). He is a Director of
                                 Shoney's, Inc., AGL Resources, Inc. and
                                 Fidelity National Bank.  Mr. Ward is 65.

*Owns less than 1% of outstanding shares.

<F1> Includes 500,000 shares (17.03% of the outstanding shares)
     owned by a limited partnership which Mr. Abrams beneficially owns due to his joint control of the general partner of such partnership. Also includes 100 shares owned by Mr. Abrams' wife. Does not include 144,817 shares (4.93% of the outstanding shares) owned by trusts established by the grandparents of Alan R. Abrams and under which Alan R. Abrams, his father, Edward M. Abrams, and Alan R. Abrams' siblings, including J. Andrew Abrams, are beneficiaries. Both trusts are administered by an independent trustee who holds the power to vote and dispose of the shares.

<F2> Does not include 144,817 shares (4.93% of the outstanding shares)
     owned by trusts established by the parents of Bernard W. Abrams, and under which Bernard W. Abrams and his children are beneficiaries. Both trusts are administered by an independent trustee who holds the power to vote and dispose of the shares.

<F3> Includes 500,000 shares (17.03% of the outstanding shares) owned by a limited partnership which Mr. Abrams beneficially owns due to his joint control of the general partner of such partnership. Also includes 12,389 shares owned jointly with Mr. Abrams' wife and 16,109 shares owned by Mrs. Abrams. Does not include 144,817 shares (4.93% of the outstanding shares) owned by trusts established by the parents of Edward M. Abrams and under which Edward M. Abrams and his children are beneficiaries. Both trusts are administered by an independent trustee who holds the power to vote and dispose of the shares.

<F4> Includes 500,000 shares (17.03% of the outstanding shares) owned by a limited partnership which Mr. Abrams beneficially owns due to his joint control of the general partner of such partnership. Does not include 144,817 shares (4.93% of the outstanding shares) owned by trusts established by the grandparents of J. Andrew Abrams and under which J. Andrew Abrams, his father, Edward M. Abrams, and J. Andrew Abrams' siblings, including Alan R. Abrams, are beneficiaries. Both trusts are administered by an independent trustee who holds the power to vote and dispose of the shares.

<F5> Shares are owned by a partnership of which Mr. Montag is the managing partner and in which he has a substantial beneficial interest.

<F6> Includes 13,030 shares owned jointly with Mr. Rubin's wife and
     829 shares owned by Mrs. Rubin as custodian for their son.

          Bernard W. Abrams and Edward M. Abrams are brothers. Alan R. Abrams and J. Andrew Abrams are sons of Edward M. Abrams and nephews of Bernard W. Abrams. There are no other family relationships between any Director or Executive Officer and any other Director or Executive Officer of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

          The Board of Directors held four meetings, the Audit Committee held one meeting and the Compensation Committee held one meeting during the year ended April 30, 1998. All of the Directors attended at least 75% of the aggregate of such meetings and the meetings of each committee of the Board on which they serve, with the exception of Bernard W. Abrams and Felker W. Ward, Jr. who attended 50% and 67%, respectively, of the aggregate of such meetings.

          The Board has a standing Executive Committee consisting of Bernard
W. Abrams, Edward M. Abrams, Alan R. Abrams, J. Andrew Abrams and Joseph H. Rubin. This committee is empowered to take actions that do not require the approval of the full Board of Directors. All actions of the Executive Committee are subsequently reviewed and approved by the full Board of Directors.

          The Board has a standing Audit Committee currently consisting of Paula Lawton Bevington, Donald W. MacLeod, L. Anthony Montag and Felker W. Ward, Jr. This committee is authorized to review the scope and results of audits and recommendations made relating to internal controls by the external and internal auditors; appraise the independence of, and recommend the appointment of the external auditors; and review the adequacy of the Company's financial controls. The Audit Committee held one meeting during the year ended April 30, 1998.

          The Board has a standing Compensation Committee, composed entirely of outside Directors. The committee currently consists of Paula Lawton Bevington, Donald W. MacLeod, L. Anthony Montag and Felker W. Ward, Jr. This committee is authorized to review and approve the compensation of the Company's executive officers. The Compensation Committee held one meeting during the year ended April 30, 1998.

          The Company does not have a Nominating Committee.

PRINCIPAL HOLDERS OF THE COMPANY'S SECURITIES
AND HOLDINGS BY EXECUTIVE OFFICERS AND DIRECTORS

          As of April 30, 1998, the following reflects beneficial ownership of the Common Stock by persons (as that term is defined by the Securities and Exchange Commission): (1) who own more than 5% of the outstanding shares of such stock; (2) who are Executive Officers, named in the Summary Compensation Table below, who are not Directors; and (3) who are Executive Officers and Directors of the Company as a group.

---------------------------------------------------------------------------------------------------------------
                                                               SHARES OF COMMON                  PERCENTAGE OF
                                                                    STOCK                         OUTSTANDING
NAME AND ADDRESS                                              BENEFICIALLY OWNED                     SHARES
---------------------------------------------------------------------------------------------------------------
Edward M. Abrams                                                 776,283 <F1>                       26.44%

Bernard W. Abrams                                                612,208 <F2>                       20.85%

Abrams Partners, L.P.                                            500,000 <F3>                       17.03%
Post Office Box 724728
Atlanta, Georgia 31139

Alan R. Abrams                                                   500,100 <F4>                       17.03%

J. Andrew Abrams                                                 500,000 <F5>                       17.03%

NationsBank Corporation                                          289,634 <F6>                        9.86%
101 South Tryon Street
NationsBank Plaza
Charlotte, North Carolina 28255

Melinda S. Garrett                                                  --                                 --

B. Michael Merritt                                                  --                                 --

All Executive Officers                                         1,412,981                           48.12%
    and Directors as a group (12 persons)

<F1>  Includes 500,000 shares (17.03% of the outstanding shares)
      owned by a limited partnership which Mr. Abrams beneficially owns due to his joint control of the general partner of such partnership. Also includes 12,389 shares owned jointly with Mr. Abrams' wife and 16,109 shares owned by Mrs. Abrams. Does not include 144,817 shares (4.93% of the outstanding shares) owned by trusts established by the parents of Edward M. Abrams and under which Edward M. Abrams and his children are beneficiaries. Both trusts are administered by an independent trustee who holds the power to vote and dispose of the shares.

                               6

<F2>  Does not include 144,817 shares (4.93% of the outstanding shares)
      owned by trusts established by the parents of Bernard W. Abrams, and under which Bernard W. Abrams and his children are beneficiaries. Both trusts are administered by an independent trustee who holds the power to vote and dispose of the shares.

<F3>  Messrs. Edward M. Abrams, Alan R. Abrams and J. Andrew Abrams own
      the controlling interests in this limited partnership and in the limited liability company that serves as its general partner.

<F4>  Includes 500,000 shares (17.03% of the outstanding shares) owned by a limited partnership which Mr. Abrams beneficially owns due to his joint control of the general partner of such partnership. Also includes 100 shares owned by Mr. Abrams' wife. Does not include 144,817 shares (4.93% of the outstanding shares) owned by trusts established by the grandparents of Alan R. Abrams and under which Alan R. Abrams, his father, Edward M. Abrams, and Alan R. Abrams' siblings, including J. Andrew Abrams, are beneficiaries. Both trusts are administered by an independent trustee who holds the power to vote and dispose of the shares.

<F5>  Includes 500,000 shares (17.03% of the outstanding shares) owned by a limited partnership which Mr. Abrams beneficially owns due to his joint control of the general partner of such partnership. Does not include 144,817 shares (4.93% of the outstanding shares) owned by trusts established by the grandparents of J. Andrew Abrams and under which J. Andrew. Abrams, his father, Edward M. Abrams, and J. Andrew Abrams' siblings, including Alan R. Abrams, are beneficiaries. Both trusts are administered by an independent trustee who holds the power to vote and dispose of the shares.

<F6>  Consists of shares owned by the trusts referenced in Footnotes
      1, 2, 4 and 5, of which NationsBank Corporation serves as trustee.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons who own more than 10% of the outstanding Common Stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the Common Stock of the Company held by such persons. Officers, directors and greater than ten percent shareholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, all required forms were timely filed, except that Abrams Partners, L.P. and Messrs. Bernard W. Abrams, B. Michael Merritt and Felker W. Ward, Jr., each inadvertently filed one of the required forms late. Mr. Richard V. Priegel, President of Abrams Fixture Corporation, inadvertently filed two of the required forms, which reported a total of four transactions, late.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

          The following table sets forth all cash compensation paid by the Company and its subsidiaries (for the purposes of this section collectively referred to as the "Company") to each of the persons who served during the last fiscal year as the Chief Executive Officer ("CEO") and each of the four other most highly compensated Executive Officers for services rendered in all capacities during the Company's last three fiscal years:

                                                                                           Other
                                                              Annual Compensation          Annual         All Other
                Name and                          Fiscal      Salary        Bonus       Compensation    Compensation
           Principal Position                      Year        ($)         ($) <F1>       ($) <F2>          ($)
---------------------------------------------------------------------------------------------------------------------
    Edward M. Abrams                               1998      390,962       133,394          --             35,553 <F3>
      Chief Executive Officer to August 1997       1997      355,420        81,084          --             35,207
                                                   1996      341,744        76,555          --             33,759
---------------------------------------------------------------------------------------------------------------------
    Joseph H. Rubin                                1998      347,139       112,084          --             32,288 <F4>
      Chief Executive Officer                      1997      301,860        62,429          --             32,547
      since August 1997                            1996      251,836        51,611          --             31,347
---------------------------------------------------------------------------------------------------------------------
    Alan R. Abrams                                 1998      185,000       185,274          --             34,111 <F5>
      President, Chief Operating Officer;          1997      137,752        72,669          --             30,706
      Chief Executive Officer and                  1996      123,614        16,164          --             17,886
      President, Abrams Properties, Inc.
      to May 1998
---------------------------------------------------------------------------------------------------------------------
    B. Michael Merritt                             1998      126,068       237,470          --             19,559 <F6>
      President, Abrams Construction, Inc.         1997      118,850       125,433          --             17,701
                                                   1996      108,925       119,958          --             15,925
---------------------------------------------------------------------------------------------------------------------
    Melinda S. Garrett                             1998      115,001       101,072          --             16,508 <F6>
      Chief Financial Officer;                     1997       96,191        42,434          --             13,386
      Vice President and Chief Financial           1996       87,699        12,070          --             4,533
      Officer, Abrams Properties, Inc.
---------------------------------------------------------------------------------------------------------------------
    J. Andrew Abrams                               1998      150,020        10,853          --            15,704 <F7>
      Executive Vice President;                    1997      117,548        55,576          --            24,387
      Chief Executive Officer,                     1996      109,186         4,060          --            11,400
      Abrams Fixture Corporation
---------------------------------------------------------------------------------------------------------------------

<F1> Consists of cash bonuses, cash profit-sharing and special incentive payments (both accrued and deferred, during the applicable fiscal year, at the election of the Executive Officer).
<F2> Perquisites and other benefits paid by the Company on behalf of the Executive Officers do not meet the SEC threshold for disclosure.
<F3> Consists of amounts credited to Mr. Abrams' account in the Company's
     Deferred Profit-Sharing Plan of $18,273, benefits derived from Company-paid premiums on a split dollar life insurance policy of $5,180, and directors fees of $12,100.
<F4> Consists of amounts credited to Mr. Rubin's account in the
     Company's Employee's Deferred Compensation Plan of $1,801, benefits derived from Company-paid premiums on a split dollar life insurance policy of $114, amounts credited to Mr. Rubin's account in the Company's Deferred Profit-Sharing Plan of $18,273, and directors fees of $12,100.
<F5> Consists of amounts credited to Mr. Abrams' account in the Company's
     Deferred Profit-Sharing Plan of $22,011, and directors fees of $12,100.

<F6> Consists of amounts credited to the Executive Officer's account in the Company's Deferred Profit-Sharing Plan.
<F7> Consists of amounts credited to Mr. Abrams' account in the
     Company's Deferred Profit-Sharing Plan of $3,604 and directors fees of $12,100.

                OPTION EXERCISES AND FISCAL YEAR-END VALUES

          The following table shows for the Company's CEO and other Executive Officers named in the Summary Compensation Table above, the number of shares covered by both exercisable and non-exercisable stock options as of April 30, 1998, and the values for "in-the-money" options, based on the positive spread between the exercise price of any such existing stock options and the fiscal year-end market price of the Company's Common Stock.

                         SHARES                       SHARES OF SECURITIES                 VALUE OF UNEXERCISED
                      ACQUIRED ON    VALUE         UNDERLYING UNEXERCISED OPTIONS        IN-THE-MONEY OPTIONS AT
                        EXERCISE    REALIZED             AT APRIL 30, 1998                     APRIL 30, 1998
                                                   -------------------------------       ----------------------------
           NAME           (#)          ($)         EXERCISABLE       UNEXERCISABLE       EXERCISABLE    UNEXERCISABLE
 --------------------------------------------------------------------------------------------------------------------
 Edward M. Abrams          --          --              --                 --              $  --          $    --
 Joseph H. Rubin          4,000      15,500            --                 --                 --               --
 Alan R. Abrams            --          --              --                 --                 --               --
 B. Michael Merritt        --          --              --                 --                 --               --
 Melinda S. Garrett        --          --              --                 --                 --               --
 J. Andrew Abrams          --          --              --                 --                 --               --

                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                         REPORT ON EXECUTIVE COMPENSATION

          The objectives of the Company's compensation program are to enhance the profitability of the Company, and thus shareholder value, by aligning compensation with business goals and performance and attracting, retaining and rewarding Executive Officers who contribute to the long-term success of the Company. In furtherance of these goals, the Company's compensation program for Executive Officers includes base salary and annual bonus. In addition, at the discretion of the Board of Directors, selected Executive Officers may participate in the Senior Management Deferral Plan, which is designed to permit eligible employees to defer a portion of their incentive compensation. The Compensation Committee reviews and approves the compensation of the Company's Executive Officers.

          SALARY. The Compensation Committee determines the base salary for the Executive Officers, including the CEO, based upon the financial performance (including profitability and/or revenues) of the Company or subsidiary, as the case may be, and upon the individual's level of responsibility, time with the Company, contribution and performance. Evaluation of these factors is subjective, and no fixed, relative weights are assigned to the criteria considered. The beginning point for determining the salary is the base salary the Executive Officer received in the prior fiscal year.

          BONUS. The majority of the Bonuses and All Other Compensation reported in the Summary Compensation Table was paid as annual cash bonuses, as described below, and pursuant to the Company's profit-sharing plan. In general, all employees meeting certain service requirements are

eligible to participate in the profit-sharing plan. The aggregate contribution of the Company is set annually by the Board of Directors and then allocated based on the eligible compensation of participants. As a result, profit-sharing plan allocations are based on the same factors as are the salaries of the Executive Officers.

          The Board of Directors of the Company or the Board of Directors of a subsidiary company, as the case may be, determines the amount of an annual cash bonus, separate from the profit-sharing plan, for certain of the Executive Officers. These bonuses are based upon the financial performance (including profitability and/or revenues) of the Company or subsidiary, as the case may be, and upon the individual's level of responsibility, time with the Company, contribution and performance.

          The Company does not anticipate that the law that serves to cap executive compensation that is deductible by the Company at $1,000,000 will have any impact on the compensation policies of the Company.

          The tables included in the proxy statement and accompanying narrative and footnotes reflect the decisions covered by the above discussion.

          The foregoing report has been furnished by the members of the Compensation Committee of the Board of Directors: Paula Lawton Bevington, Donald W. MacLeod, L. Anthony Montag, Felker W. Ward, Jr.


                           DIRECTORS COMPENSATION

          Each Director is paid a retainer of $600 per month and a fee of $1,300 per Board of Directors meeting attended. In addition, Directors who are members of the Audit Committee or Compensation Committee, but who are not Officers of the Company, are paid a fee of $600 for each Audit Committee or Compensation Committee meeting attended.

          DIRECTORS' DEFERRED COMPENSATION PLAN. The Company maintains a Directors' Deferred Compensation Plan (the "Deferred Compensation Plan") under which members of the Board of Directors of the Company may elect to defer to a future date receipt of all or any part of their compensation as Directors and/or as members of a committee of the Board. For purposes of the Deferred Compensation Plan, "compensation" means the retainer fees and meeting fees payable to such Directors by the Company in their capacities as Directors or as members of the Audit or Compensation Committee of the Board of Directors.

          The Deferred Compensation Plan is administered by the Executive Committee of the Board of Directors. A committee member may not participate in any decision relating in any way to his individual rights or obligations as a participant under the Deferred Compensation Plan.

          The Company will make payments of deferred compensation and the earnings on such deferred compensation under the Deferred Compensation Plan at the time specified by each participant in a lump sum or, at the sole discretion of the participant, in no more than five equal annual installments. For the year ended April 30, 1998, four members of the Board of Directors (including three Executive Officers who are also Directors) participated in the Deferred Compensation Plan.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN ON
                   $100 INVESTMENT AMONG ABRAMS INDUSTRIES, INC.,
                        NASDAQ STOCK MARKET (U.S. COMPANIES)
                          AND NASDAQ RETAIL TRADE STOCKS
                       ASSUMING REINVESTMENT OF DIVIDENDS

          Set forth below is a line graph comparing, for the five-year period ending April 30, 1998, the cumulative total shareholder return (stock price increase plus dividends, divided by beginning stock price) on the Company's common stock with that of all U.S. companies quoted on NASDAQ and all retail trade companies quoted on NASDAQ. The stock price performance shown on the graph below is not necessarily indicative of future price performance.


    [PERFORMANCE GRAPH APPEARS HERE]

                                          04/30/93    04/30/94  04/30/95   04/30/96    04/30/97  04/30/98
                                         ---------------------------------------------------------------
 Abrams Industries, Inc.                  $100.00     $ 128.49  $ 101.48  $  84.12     $125.31  $ 163.81
 NASDAQ Stock Market (US Companies)       $100.00     $ 111.29  $ 129.38  $ 184.43     $195.20  $ 292.16
 NASDAQ Retail Trade Stocks               $100.00     $ 109.23  $ 106.30  $ 145.99     $130.50  $ 200.49
/TABLE

    INFORMATION CONCERNING THE COMPANY'S INDEPENDENT AUDITORS

          KPMG Peat Marwick LLP were the independent public accountants for the Company during the year ended April 30, 1998. Representatives of KPMG Peat Marwick LLP are expected to be present at the shareholders' meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. The Board of Directors has not selected auditors for the present fiscal year because the matter has not yet been considered.

                        SHAREHOLDERS PROPOSALS

          In accordance with the provisions of Rule 14a-8(a)(3)(I) of the Securities and Exchange Commission, proposals of shareholders intended to be presented at the Company's 1999 annual meeting of shareholders must be received by the Company at its executive offices on or before March 20, 1999, in order to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting.

          The Company's By-Laws require notice to the Secretary in advance of any regular shareholders' meeting of any shareholder proposals. The By-Laws further require that in connection with such proposals the shareholders provide certain information to the Secretary. The summary descriptions of the By-Laws contained in this Proxy Statement are not intended to be complete and are qualified in their entirety by reference to the text of the By-Laws, which are available upon request of the Company.

                          OTHER MATTERS

          The Board of Directors knows of no other matters to be brought before the annual meeting. However, if other matters should come before the annual meeting, it is the intention of each person named in the proxy to vote the proxy in accordance with his judgment of what is in the best interest of the Company.


                                            BY ORDER OF THE BOARD OF DIRECTORS




                                            Joseph H. Rubin
                                            CHIEF EXECUTIVE OFFICER


ATLANTA, GEORGIA
JULY 17, 1998

[front of proxy card]
                            ABRAMS INDUSTRIES, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING
             OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 1998

        The undersigned shareholder of Abrams Industries, Inc. hereby constitutes and appoints Edward M. Abrams and Joseph H. Rubin, and either of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and to vote all of the undersigned's share of Common Stock of Abrams Industries, Inc. at the Annual Meeting of Shareholders to be held in Atlanta, Georgia, on Wednesday, the 19th day of August 1998 at 4:00 P.M., and at any and all adjournments thereof as follows:

        (1) Election of Directors

        / / FOR all nominees listed below (except as marked to the contrary below)

        /  / WITHHOLD AUTHORITY to vote for all nominees listed below

   NOMINEES: BERNARD W. ABRAMS; EDWARD M. ABRAMS; ALAN R. ABRAMS; J. ANDREW ABRAMS; PAULA LAWTON BEVINGTON; DONALD W. MACLEOD;
   L. ANTHONY MONTAG; JOSEPH H. RUBIN; AND FELKER W. WARD

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

_______________________________________________________________________

        (2) For the transaction of such other business as may lawfully come before the meeting; hereby revoking any proxies as to said shares heretofore given by the undersigned and ratifying and confirming all that said attorneys and proxies may lawfully do by virtue hereof.

        It is understood that this Proxy confers discretionary authority in respect to matters not known to or determined by the undersigned at the time of mailing of notice of the meeting.

        THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ELECTION OF THE PERSONS NAMED IN THE PROXY STATEMENT, AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.
[back of proxy card]

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated July 17, 1998, and the Proxy
Statement furnished therewith.

                              ______________________________________

Date and                      ______________________________________
signed _________, 1998       (Signature should agree with name hereon.
                             Executors, administrators, trustees,
                             guardians and attorneys should so indicate when signing. For joint accounts each owner should sign. Corporations should sign full corporate name by duly authorized officer.)

        This Proxy is revocable at or at any time prior to the meeting. Please sign and return this Proxy to SunTrust Bank, Attn: Stock Transfer Department, P.O. Box 4625, Atlanta, Georgia 30302, in the accompanying prepaid envelope.